This presentation may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the Safe Harbor Provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provision. Forward- looking statements can be identified by the use of words such as “estimate,” “project,” “believe,” “intend,” “anticipate,” “plan,” “seek,” “expect” and words of similar meaning. These forward- looking statements include, but are not limited to: • statements of our goals, intentions and expectations; • statements regarding our business plans, prospects, growth and operating strategies; • statements regarding the asset quality of our loan and investment portfolios; and • estimates of our risks and future costs and benefits. These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: • general economic conditions, either nationally or in our market areas, that are worse than expected; • competition among depository and other financial institutions Forward Looking Statements • changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; • adverse changes in the securities markets; • changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements; • our ability to enter new markets successfully and capitalize on growth opportunities; • our ability to successfully identify, acquire, and integrate future acquisitions; • our incurring higher than expected loan charge-offs with respect to assets acquired in FDIC-assisted acquisitions; • changes in consumer spending, borrowing and savings habits; • changes in accounting policies and practices, as may be adopted by the bank regulatory agencies and the Financial Accounting Standards Board; and • changes in our organization, compensation and benefit plans. Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date of this presentation. Except as required by applicable law or regulation, we do not undertake, and specifically disclaim any obligation to update any forward-looking statements that may be made from time to time by or on behalf of the Company. Please see “Risk Factors” beginning on page 15 of the Company’s 10-K dated December 9, 2016. 2

CHFN Profile 3 Dollars in thousands Data as of or for the three months ended 12/31/17; Tangible Equity and Tangible Assets are month end balances Core deposits defined as total deposits less wholesale deposits and jumbo time deposits greater than $250,000 Financial Highlights - December 2017 Company Overview Branch Map • Founded in 1954 in West Point, GA • Successful acquirer, completed two whole bank and three FDIC acquisitions since 2009 • 349 FTEs servicing 62,236 checking accounts • 22 Branches located throughout strong growth markets CHFN (16) Resurgens (2) CBS Financial (4) Balance Sheet ($mm) Total Assets $1,644 Gross Loans 1,163 Deposits 1,344 Core Deposits 1,255 Loans / Deposits 87 % Profitability ROAA 1.08 % Efficiency Ratio 60.3 Asset Quality NPA / Loans + OREO 0.27 % Reserves / NPLs 575.1 LLR / Loans 0.96 Capital Ratios Tang. Com. Equity / Tang. Assets Ratio 10.96 % Leverage Ratio 11.55 CET1 Capital Ratio 14.44 Tier 1 Capital Ratio 14.99 Total Risk Based Capital Ratio 15.90               GEORGIA ALABAMA FLORIDA Roswell Atlanta LaGrange West Point Auburn Savannah Montgomery Augusta Mobile Pensacola Jacksonville Dothan Birmingham Columbus Huntsville Tallahassee Athens Macon Tuscaloosa Albany Gainesville Panama City 75 75 16 65 20 20 95 10 65         Atlanta Sandy Springs Roswell Marietta Alpharetta Duluth Douglasville

Strategic Direction 4 December 2017 CHFN Branch (22) December 2007 CHFN Branch (10) 2000 2001 2008 2009 2013 2015 2016 2017 1954 (1954 – 2000) Small Town Mutual Thrift (2009 – 2012) Financial Crisis • Three FDIC assisted acquisitions (2 in the Atlanta MSA) • Supplemental capital raises to 40% public 2012 2014 4/8/2013 Completed full conversion raising $143 Million (2013 – 2015) Bought back 35.6% of outstanding stock through buybacks 12/3/2015 Announced CBS Financial Corporation Acquisition (closed 4/15/16) February 2017 Opened Buckhead Branch 6/1/2017 Announced Resurgens Bancorp Acquisition (closed 9/1/2017) (2001 – 2008) MHC 20% • Raised $39 Million in Capital • Buyback and dividends totaling $85 Million

24.78% 10.96% 3.06% 10.10% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 2013 2014 2015 2016 2017 Q1 2018 Annualized Tangible Common Equity/Tangible Assets Return on Average Tangible Common Equity $10.08 $18.50 $8 $10 $12 $14 $16 $18 $20 $22 4/8/2013 2013 2014 2015 2016 2/12/2018 Market Highlights Closing Price (02/12/18): 18.50 Shares Outstanding: 15,132,320 Market Capitalization ($mm): $279.9 Price / Tangible Book Value: 160 % Price / LTM EPS: 19.3 x Dividend Yield: 1.73 % Source: SNL Financial, Bloomberg, Company documents Pricing data as of 02/12/18; financial data as of or for the three months ended 12/31/17 Data as of or for the twelve months ended 9/30 each respective year; Tangible Common Equity/Tangible Assets are month end balances Performance Profile 5 Effective Capital Deployment CHFN Stock Price Price Performance Since Full Conversion (4/8/13) Basic Earnings Per Share $0.29 $0.35 $0.83 $1.01 $0.31 $0.93 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 2014 2015 2016 2017 Q1 2018 Annualized $1.24

27.90% 25.48% 16.74% 15.79% 15.90% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 2014 2015 2016 2017 Q1 2018 17.67% 19.11% 12.68% 12.05% 11.55% 5 10.00% 15.00% 20.00% 25.00% 2014 2015 2016 2017 Q1 2018 21.90% 19.56% 12.14% 10.72% 10.96% . 10.00% 15.00% 20.00% 25.00% 2014 2015 2016 2017 Q1 2018 Capital Leveraging Strategy Effectively deploy capital through: • Organic growth • Adding loan producers • M&A • Cash dividends • Share Buybacks 6 Source: SNL Financial Data as of 9/30 each respective year; Tangible Equity and Tangible Assets are month end balances TCE / TA Leverage Ratio Total Risk-Based Capital Ratio

7 Operating Leverage ($000s) Average Deposits Per Branches Source: SNL Financial; FDIC; Company documents Data on graph for the twelve months ended 9/30 each respective year $47,813 $49,257 $58,092 $60,870 $61,091 $45,000 $50,000 $55,000 $60,000 $65,000 2014 2015 2016 2017 Q1 2018 10 Branches Average Size $42M 24 Branches New or Acquired 12 Branches Consolidated or Sold 22 Branches Average Size $61M 2008 2017 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45% growth in deposits per Branch Efficiency Ratio (%) 82% 81% 72% 68% 60% 50% 60% 70% 80% 90% 2014 2015 2016 2017 Q1 2018

Overview of Management Team 8 • Served as the Chief Executive Officer of CHFN since 2001 and as the CEO of CharterBank since 1996 • Graduate of School of Community Bank Management • Began working with CharterBank in 1984 • Served as Vice President and Treasurer of CharterBank since 1991 and became CFO of Charter Financial in 2001 • Graduate of School of Community Bank Management • Certified Public Accountant and Certified Management Accountant • Served as President of CharterBank since 2007 • Graduate School of Banking at LSU • 34 years of banking experience; 18 years with CharterBank Lee W. Washam President Curtis R. Kollar Senior Vice President & CFO Robert L. Johnson Chairman & CEO

• Earnings growth in strong markets • Highly productive retail deposit franchise • Substantial progress leveraging excess capital • Conservative credit underwriting • M&A execution experience • History of rewarding shareholders Investment Highlights 9

Overview of Our Markets • Atlanta - Fourth fastest growing city in the US - Projected to be the sixth largest US city in the next 30 years - Wage growth outpaced the US average for the last two years - Home to fifteen FORTUNE 500 companies • Auburn - Home to a top Public Research University - 6th best performing city for economic growth in the U.S. • Pensacola - 50 acre port with over 200,000 tonnage of annual shipments - Home to the Naval Air Station • West Point / LaGrange - Charter’s home market, 23.3% market share - Epicenter of the I-85 automotive industry - KIA auto plant produced over half-a-million cars last year 10 Market Highlights http://www.ajc.com/news/local-govt--politics/census- metro-atlanta-population-approaches- million/1pxSPBRYI6L26zn4jgVBrN/ https://www.auburnalabama.org/economic- development/auburn-community- profile/National%20Recognition.pdf http://www.fdot.gov/seaport/pdfs/2015%20Florida%20Seaport%20Profiles%20Final.pdf ’18 – ’23 Projected Population Growth Unemployment Rate 1.7% 4.6% 5.2% 6.1% 6.7% 6.7% US: 3.8% 0.0% 2.0% 4.0% 6.0% 8.0% Alabama Southeast Georgia Pensacola, FL Atlanta, GA Auburn, AL 3.9% 4.0% 4.2% 4.6% 4.7% US: 4.4% 2.0% 3.0% 4.0% 5 6. Auburn, AL Pensacola, FL Alabama Atlanta, GA Georgia Source: SNL Financial; LaGrange Chamber of Commerce; Auburn Economic Development, FDOT; KIA; Atlanta Journal Constitution http://www.automobilemag.com/news/the-15-top-producing-american-car-plants-151801/ www.lagrangechamber.c om/work/economic- development https://www.bls.gov/regions/southeast/summary/blss ummary_atlanta.pdf https://www.kmmgusa.com/about-kmmg/our-history/

Population Growth By County 11 Source: SNL Financial                   (6%) to 0% (84) .01% to 3% (90) 3.1% to 6% (68) 6.1% to 10.7% (51) Total Pop. Growth CHFN (22)

Source: SNL Financial Deposit data as of 6/30/17 Demographic data deposit weighted by county Acquired branches include all transactions announced since 12/31/07 12 Acquisitive Growth in Attractive Markets ‘18 – ‘23 Projected Population Growth (%) ‘18 – ‘23 Projected Median HHI Growth (%) 2023 Projected Median HHI ($) 4.1% 6.3% 5.5% 4.6% 0.0% 2.0% 4.0% 6.0% 8.0% Legacy Branches Acquired Branches Combined Southeast 9.8% 9.9% 9.8% 6.5% 0.0% 3.0% 6.0% 9.0% 12.0% Legacy Branches Acquired Branches Combined Southeast $48,507 $73,669 $64,135 $54,678 $30,000 $45,000 $60, 00 $75,000 $90,000 Legacy Branches Acquired Branches Combined Southeast

5.5% Median: 3.4% (4.0%) 0.0% 4.0% 8.0% 12.0% Top Quartile Southeast Banks by Population Growth 13 Source: SNL Financial Includes all major exchange traded banks headquartered in AL, AR, FL, GA, KY, LA, MS, NC, SC, TN, VA, WV with total assets between $1.0 bn and $10.0 bn; excludes merger targets Population Growth vs. Southeast Banks with Assets $1.0 bn - $10.0 bn

0.47% Median: 0.49% 0.00% 0.50% 1.00% 1.50% 2.00% Low Cost of Deposits Southeast Banks by Cost of Deposits 14 Source: SNL Financial as of September 30, 2017 Includes all major exchange traded banks headquartered in AL, AR, FL, GA, KY, LA, MS, NC, SC, TN, VA, WV with total assets between $1.0 bn and $10.0 bn; excludes merger targets Cost of Deposits vs. Southeast Banks with Assets $1.0 bn - $10.0 bn

Deposits Market % Deposits in Rank Institution ($mm) Share Branches Atlanta 1 Fidelity Southern Corp. $3,062 1.84% 46 78.4% 2 Brand Group Holdings Inc. 1,840 1.10 7 97.2 3 Atlantic Capital Bancshares Inc. 1,573 0.94 1 73.9 4 Hamilton State Bancshares Inc. 1,335 0.80 24 86.3 5 State Bank Financial Corp. 1,271 0.76 7 30.1 6 United Bank Corp. 981 0.59 14 83.7 7 MetroCity Bankshares Inc. 740 0.44 6 77.5 8 Charter Financial Corp. 712 0.43 11 52.7 9 Piedmont Bancorp Inc. 502 0.30 4 74.6 10 Landmark Bancshares Inc. 443 0.27 3 100.0 11 CCF Holding Co. 380 0.23 6 100.0 12 Georgia Banking Co. 361 0.22 2 100.0 13 Quantum Capital Corp. 361 0.22 3 100.0 14 National Commerce Corp. 311 0.19 2 12.2 15 First IC Corp. 296 0.18 6 99.8 Strong Positioning in the Atlanta Metro Market 15 • Rank 8th in deposit market share among community banks in Atlanta MSA with less than $10.0 billion in assets • 56% or $651 million of CHFN’s loans are in the Atlanta MSA • Atlanta MSA proportion of CHFN’s deposits is 52% or $696 million Source: SNL Financial, Company Documents Peer Comparison data as of 6/30/17 CHFN bullet %’s of loans/deposits in MSA data as of 12/31/17 Atlanta Market Share – Banks Under $10 bn in Assets

West Point, LaGrange, GA & Valley, AL 74% Auburn, AL MSA 26% Atlanta, GA MSA 53% West Point, LaGrange, GA & Valley, AL 24% Auburn, AL MSA 11% Pensacola, FL MSA 12% Source: SNL Financial Deposit data as of 6/30 each respective year 16 Expanded Presence in the Atlanta MSA 2007 Deposits by Market 2017 Deposits by Market

Checking Highlights 17 • 62,236 checking accounts • 52,778 active debit cards • 2.5% (1) gross fee yield on checking account balances • Bank card revenue 41% of deposit fees • 66% checking accounts accept electronic statements (1) Annualized fees divided by average checking account balances (2) Data for the twelve months ended 12/31 each respective year December 31, 2017 47,918 49,402 56,546 62,236 45,000 49,500 54,000 58,500 63,000 2014 2015 2016 2017 Total Checking Accounts (#) (2)

Demand Deposits 7% Transaction Accounts 15% Money Market & Savings 36% Retail Time Deposits 35% Jumbo Time Deposits 7% Demand Deposits 17% Transaction Accounts 26% Money Market & Savings 27% Retail Time Deposits 26% Jumbo Time Deposits 4% Deposit Highlights 18 2012 Q1 2018 Deposit Composition Core Deposit Growth Source: SNL Financial Data as of or for the twelve months ended 9/30 each respective year Core deposits defined as total deposits less wholesale deposits and jumbo time deposits greater than $250,000 $755 $718 $695 $684 $1,088 $1,245 $1,255 0.86% 0.61% 0.50% 0.44% 0.43% 0.47% 0.53% 0.20% 0.40% 0.60% 0.80% 1.00% $400 $650 $900 $1,150 $1,400 2012 2013 2014 2015 2016 2017 Q1 2018 Core Deposits ($mm) Cost of Deposits (%)

Retail Checking Strategy 19 • Checking Strategy – Shared benefits influence card spend and swipe selection, higher balances, e-statement adoption and account ‘stickiness’. • Interchange Strategy – Rewarded customer behavior drives card acceptance, top-of-wallet usage and credit (signature) spend. Negotiated scale benefits with vendors. • Overdraft Strategy – Early adopter 2010 FDIC Overdraft Guidance; Availability based on deposit history; Low per item fee. • Retention Strategy – Effective onboarding with ‘sticky’ services and ‘New Start Repayment’ Initiative.

Interchange Strategy 20 Drive Card Acceptance, Activation, Spend, Credit Swipe Mix – Low Durbin Impact 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 2014 2015 2016 2017 Ca rd s Active Checking Accounts Active Cards Source: Company documents Data for the twelve months ended 12/31 each respective year $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 2014 5 2016 2017 Check Card Spend ($000) Int erc ha ng e ($ 00 0) SIGN PIN Check Card Spend • Favorable Signature/PIN ratio limits estimated Durbin impact to $250,000

Noninterest Income on Deposits 21 Source: Company documents Data for the twelve months ended 12/31 each respective year $9,646 $10,850 $12,269 $13,555 $0 $3,000 $6,000 $9,000 $12,000 $15,000 2014 2015 2016 2017 NII on Deposits ($000s)

22 Financial Information

$0.29 $0.35 $0.83 $1.01 $0.31 $0.93 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 2014 2015 2016 2017 Q1 2018 Annualized $1.24 Basic Earnings Per Share 23 Source: SNL Financial; Company documents Data for the twelve months ended 9/30 each respective year CAGR is based on 2014-2017

Performance Metrics 24 Return on Average Assets (%) Efficiency Ratio (%) Return on Tangible Common Equity (%) Source: SNL Financial; Company documents Data as of or for the twelve months ended 9/30 each respective year For the Return on Tangible Common Equity see Appendix 0.56% 0.56% 0.98% 0.98% 1.08% 0.25% 0.50% 0.75% 1.00% 1.25% 2014 2015 2016 2017 Q1 2018 82% 81% 72% 68% 60% 50% 60% 70% 80% 90% 2014 2015 2016 2017 Q1 2018 2.32% 2.68% 6.46% 8.18% 10.10% 0.00% 3.00% 6.00% 9.00% 12.00% 2014 2015 2016 2017 Q1 2018

$617 $726 $1,006 $1,162 $1,163 $500 $750 $1,000 $1,250 $1,500 2014 2015 2016 2017 Q1 2018 $717 $740 $1,162 $1,339 $1,344 $500 $750 $1,000 $1,250 $1,500 2014 2015 2016 2017 Q1 2018 Assets ($mm) $1,010 $1,027 $1,438 $1,640 $1,644 $800 $1,050 $1,300 $1,550 $1,800 2 14 2015 2016 2017 Q1 2018 Balance Sheet Growth 25 Deposits ($mm) Gross Loans ($mm) Source: SNL Financial Data as of 9/30 each respective year CAGR is based on 2014-2017

Credit Quality 26 Return on Average Assets (%) Efficiency Ratio (%) Allowance for Loan Losses / Total Loans NPAs / Total As ets Reserves / NPLs Net Charge Offs / Total Average Loans Source: SNL Financial; Company documents Data as of or for the twelve months ended 9/30 each respective year 1.14% 0.73% 0.45% 0.19% 0.19% 0.00% 0.40% 0.80% 1.20% 1.60% 2014 2015 2016 2017 Q1 2018 223.1% 229.9% 277.7% 649.1% 575.1% 75.0% 225.0% 375.0% 525.0% 675.0% 2014 2015 2016 2017 Q1 2018 1.53% 1.30% 1.03% 0.96% 0.96% 0.00% 0.50% 1.00% 1.50% 2.00% 2014 2015 2016 2017 Q1 2018 0.06% (0.00%) (0.13%) (0.16%) (0.01%) (0.20%) (0.10%) 0.00% 0.10% 0.20% 2014 2015 2016 2017 Q1 2018

4.17% 3.82% 3.22% 3.67% 3.89% 3.67% 3.87% 1.06% 1.00% 0.35% 0.41% 0.42% 0.14% 0.10% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2012 2013 2014 2015 2016 2017 Q1 2018 Impact of Purchase Accounting on Net Interest Margin Net Interest Margin Data for twelve months ended 9/30 each respective year 27 Net Interest Margin

28 Non-Interest Income Dollars in millions Noninterest Income adjusted for FDIC purchase accounting accretion *Other includes BOLI, Brokerage Commissions, Gain/Loss on Sale of Securities, Recovery on Purchase Accounting Loans Data for the twelve months ended 9/30 each respective year 11.5% 22.2% $0.0 $6.0 $12.0 $18.0 $24.0 2012 2013 2014 2015 2016 2017 Q1 2018 Deposit Fees 1-4 Loan Gain on Sale Other* $11.5 21.8% 66.7%61.2% 30.4% 64.9% 27.5% $14.5 57.2% 32.7% $14.8 71.0% 18.1% $21.0 $11.6 10.1% 10.9% 7.6% 11.5% 8.4% 68.3% 12.6% 19.1% $19.2 66.3% $5.4

29 Operating Leverage Dollars in millions FY 2016 - Noninterest Expense includes $4.2 million of deal costs FY 2017 - Noninterest Expense includes $1.9 million of deal costs Data for the twelve months ended 9/30 each respective year $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 2012 2013 2014 2015 2016 2017 Q1 2018 Annualized Net Operating Revenue G&A Expenses

$0.0 $12.0 $24.0 $36.0 $48.0 2012 2013 2014 2015 2016 2017 Q1 2018 Salaries and Benefits Other Occupancy & Furn. and Equip. Professional Services Marketing 22.4% 17.9% 50.8%48.0% 21.7% 21.6% 54.6% 14.1% 22.7% $36.2 56.5% 11.9% 23.3% $36.8 23.2% 56.2% 13.3% $45.4 $40.3 $36.3 55.1% 7.6% 29.8% $46.5 4.0% 3.5% 4.6%5.3% 4.0% 4.7% 3.6% 4.0% 3.5% 3.2% 3.8% 5.1% 59.0% 21.5% 14.5% $11.9 30 Non-Interest Expense Dollars in millions FY 2016 - Noninterest Expense includes $4.2 million of deal costs FY 2017 - Noninterest Expense includes $1.9 million of deal costs Data for the twelve months ended 9/30 each respective year

31 Why Charter?

Investment Merits 32 • Accelerating EPS growth • Positioned in high growth markets including Atlanta MSA • Capacity for additional operating and capital leverage • Focused on organic growth • Strategic M&A potential • Track record of returns to shareholders • Annualized total return since 2013 stock conversion of 14.6%

Investor Contacts 1233 O. G. Skinner Drive West Point, Georgia 31833 1-800-763-4444 www.charterbk.com 33 Robert L. Johnson Chairman and Chief Executive Officer bjohnson@charterbank.net (706) 645-3249 Lee W. Washam President lwasham@charterbank.net (706) 645-3630 Curtis R. Kollar Senior Vice President and Chief Financial Officer ckollar@charterbank.net (706) 645-3237

34 Appendix

Non Interest Bearing 17% Interest Bearing & Other Trans 25% MMDA & Sav 27% Time Deposits < $250k 24% Time Deposits > 250k 7% Loan Portfolio Amount % of Total C&D 165,440 14% 1-4 Family 242,588 21 Home Equity 42,702 4 Owner-Occupied CRE 200,194 17 Other CRE 333,890 29 Multifamily 30,073 3 C&I 96,651 8 Consr & Other 51,910 4 Gross Loans & Leases $1,163,448 100.0 % Deposit Type Amount % of Total Non Interest Bearing $232,156 17 % Interest Bearing & Other Trans 342,527 25 MMDA & Sav 360,195 27 Time Deposits < $250k 320,095 24 Time Deposits > 250k 89,024 7 Total Deposits $1,343,997 100.0 % C&D 14% 1-4 Family 21% Home Equity 4% Owner- Occupied CRE 17% Other CRE 29% Multifamily 3% C&I 8% Consr & Other 4% Loan and Deposit Detail 35 Data as of 12/31/17 Source: SNL Financial Loans Deposits

Reconciliation of Non-GAAP Measures 36 Source: SNL Financial Data as of or for the twelve months ended 9/30 each respective year 2014 2015 2016 2017 Q1 2018 Tangible Book Value Per Share Book value per share $12.32 $12.79 $13.52 $14.17 $14.42 Effect to adjust for goodwill and other intangible assets ($0.26) ($0.31) ($2.16) ($2.84) ($2.83) Tangible book value per share (Non-GAAP) $12.06 $12.48 $11.36 $11.33 $11.59 Tangible Common Equity Ratio Total eq ity to total assets 22.26% 19.95% 14.12% 13.06% 13.27% Effect to adjust for goodwill and other intangible assets -0.36% -0.39% -1.98% -2.34% -2.31% Tangible common equity ratio (Non-GAAP) 21.90% 19.56% 12.14% 10.72% 10.96% Return on Average Tangible Equity Return on average equity 2.28% 2.62% 5.90% 6.89% 8.10% Effect to adjust for goodwill and other intangible assets 0.04% 0.06% 0.56% 1.29% 2.00% Return on average tangible equity (Non-GAAP) 2.32% 2.68% 6.46% 8.18% 10.10%

Interest Rate Risk Bank Net Portfolio 37 (1) Assumes an instantaneous uniform change in interest rates at all maturities. (2) NPV is the difference between the present value of an institution's assets and liabilities. (3) Present value of assets represents the discounted present value of incoming cash flows on interest-earning assets. (4) NPV ratio represents NPV divided by the present value of assets. At December 31, 2017 Change in Interest Ra s (bp) (1) Estimated NPV (2) Estimated Increase (Decrease) in NPV Percentage Change in NPV NPV Ratio as a Percent of Present Value of Assets (3)(4) Increase (Decrease) in NPV Ratio as a Percent of Present Value of Assets (3)(4) (dollars in thousands) 300 $299,295 $21,298 7.7% 18.3% 1.3% 200 $293,106 $15,109 5.4% 18.0% 1.0% 100 $286,084 $8,087 2.9% 17.5% 0.5% — $277,997 — — 17.0% — (100) $259,452 ($18,545) (6.7%) 15.9% (1.1%)